                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)              APRIL 13, 2000
                                                 -------------------------------



                             COMPUCREDIT CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

GEORGIA                          000-25751                     58-2336689
--------------------------------------------------------------------------------
(State or other                  (Commission                   (IRS
jurisdiction of                  File Number)                  Employer
incorporation)                                                 Identification
                                                               No.)

ONE RAVINIA DRIVE, SUITE 500, ATLANTA, GEORGIA               30346
--------------------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code            (770) 206-6200
                                                  ------------------------------




                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

     The undersigned registrant hereby amends the following items of its Current Report on Form 8-K, filed April 28, 2000, as set forth below:

Item              7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (b)      PRO FORMA FINANCIAL INFORMATION.
                  CompuCredit Corporation Acquisition of Citadel Group, Inc.
                     Unaudited Pro Forma Financial Data
                  Unaudited Pro Forma Consolidated Balance Sheet as of December
                     31, 1999
                  Unaudited Pro Forma Consolidated Statement of Operations for
                     the year ended December 31, 1999
                  Unaudited Pro Forma Consolidated Statement of Operations for
                     the year ended December 31, 1998
                  Unaudited Pro Forma Consolidated Statement of Operations for
                     the year ended December 31, 1998
                  Notes to Unaudited Pro Forma Financial Data


         (c)      EXHIBITS.

                  None.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         COMPUCREDIT CORPORATION
                                         ---------------------------------------
                                         Registrant

                                         By:  /s/ BRETT M. SAMSKY
                                              ------------------------------
                                              Brett M. Samsky
                                              Chief Financial Officer

                  Date: May 12, 2000

           CompuCredit Corporation Acquisition of Citadel Group, Inc.
                       Unaudited Pro Forma Financial Data

On April 13, 2000, CompuCredit Corporation ("CompuCredit") acquired Citadel Group, Inc. ("Citadel") of Daytona, Florida. Under the terms of an Agreement and Plan of Merger and Reorganization, CompuCredit acquired all of the issued and outstanding stock of Citadel Group, Inc. with 1,783,333 shares of CompuCredit common stock valued at $64.6 million, based on the April 13, 2000 closing price of CompuCredit stock at $36.25 per share. Citadel markets fee-based products and services to CompuCredit's Aspire Visa cardholders. The transaction was accounted for as a pooling of interests.

The unaudited pro forma consolidated balance sheet as of December 31, 1999 has been derived from the audited balance sheets of each entity at such date, assuming the acquisition occurred at such date.

The unaudited pro forma consolidated statements of operations for the years ended December 31, 1999, 1998 and 1997 give effect to the acquisition as if it occurred on January 1, 1997. Citadel Group, Inc. was incorporated on December 30, 1997 and did not have operations during 1997. The statements have been derived from CompuCredit's audited consolidated statements of operations for the years ended December 31, 1999, 1998 and 1997 and from Citadel's audited statement of income for the year ended December 31, 1999 and Citadel's unaudited statement of operations for the year ended December 31, 1998.

The CompuCredit audited consolidated balance sheet as of December 31, 1999 and audited consolidated statements of operations for the years ended December 31, 1999, 1998 and 1997 are included in the CompuCredit Annual Report on Form 10-K filed with the Securities and Exchange Commission. The Citadel audited balance sheet as of December 31, 1999 and audited statement of income for the year ended December 31, 1999 are included in the CompuCredit Current Report on Form 8-K dated April 13, 2000 filed with the Securities and Exchange Commission.

The unaudited pro forma consolidated financial statements are not necessarily indicative of the results of operations or financial position which would have actually been reported if the acquisition had been consummated on the date indicated, or which may be reported in the future.

           CompuCredit Corporation Acquisition of Citadel Group, Inc.

                 Unaudited Pro Forma Consolidated Balance Sheet

                                December 31, 1999


                                                                              COMPUCREDIT
                                         COMPUCREDIT   CITADEL     PRO FORMA  CORPORATION
                                         CORPORATION  GROUP, INC. ADJUSTMENTS PRO FORMA
                                         ------------------------------------------------
                                                    (DOLLARS IN THOUSANDS)

ASSETS
Cash and cash equivalents                $ 11,808   $     29    $           $ 11,837
Restricted cash                            10,000       --          --        10,000
Retained interests in credit card
   receivables securitized                165,572       --          --       165,572
Accrued interest and fees                   9,828       --          --         9,828
                                         --------   --------    --------    --------
Net credit card receivables               175,400       --          --       175,400
Amounts due from securitization            12,010       --          --        12,010
Deferred costs, net                         2,235       --          --         2,235
Software, furniture, fixtures and
   equipment, net                           6,134        471        --         6,605
Prepaid expenses                            1,640        102        --         1,742
Other assets                                4,631      1,157         (69)      5,719
                                         --------   --------    --------    --------
Total assets                             $223,858   $  1,759    $    (69)   $225,548
                                         ========   ========    ========    ========

LIABILITIES
Accrued expenses and other
  liabilities                            $  9,664   $    980    $    (69)   $ 10,575
Deferred revenue                            5,680        921        --         6,601
Income tax liability                       32,151       --          --        32,151
                                         --------   --------    --------    --------
Total liabilities                          47,495      1,901         (69)     49,327

SHAREHOLDERS' EQUITY
Preferred stock                              --         --          --          --
Common stock                                 --            1          (1)       --
Additional paid-in capital                 92,795        578           1      93,374
Retained earnings                          83,568       (721)       --        82,847
                                         --------   --------    --------    --------
Total shareholders' equity                176,363       (142)       --       176,221
                                         --------   --------    --------    --------
Total liabilities and
  shareholders' equity                   $223,858   $  1,759    $    (69)   $225,548
                                         ========   ========    ========    ========


SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS FOR EXPLANATION OF PRO FORMA ADJUSTMENTS.

           CompuCredit Corporation Acquisition of Citadel Group, Inc.

            Unaudited Pro Forma Consolidated Statement of Operations

                          Year ended December 31, 1999


                                                                                    COMPUCREDIT
                                            COMPUCREDIT   CITADEL     PRO FORMA     CORPORATION
                                            CORPORATION   GROUP, INC. ADJUSTMENTS   PRO FORMA
                                         -------------------------------------------------------
                                              (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
Interest income                            $   2,094    $      58   $    --      $   2,152

Other operating income:
   Securitization income, net                 12,470         --          --         12,470
   Income from retained interests in
     credit card receivables securitized      88,800         --          --         88,800
   Servicing income                            8,893         --          --          8,893
   Other credit card fees                     19,506         --          --         19,506
   Interchange fees                            9,202         --          --          9,202
   Ancillary products                          7,812        9,919        --         17,731
                                           ---------    ---------   ---------    ---------
Total other operating income                 146,683        9,919        --        156,602

Other operating expense:
   Salaries and benefits                       3,094         --          --          3,094
   Credit card servicing                       9,009         --          --          9,009
   Marketing and solicitation                 33,234         --          --         33,234
   Professional fees                           1,660         --          --          1,660
   Data processing                             2,745         --          --          2,745
   Net occupancy                                 737         --          --            737
   Ancillary product expense                   2,009        4,885        --          6,894
   Other                                       3,011         --          --          3,011
                                           ---------    ---------   ---------    ---------
Total other operating expense                 55,499        4,885        --         60,384

Income before income taxes                    93,278        5,092        --         98,370
Income tax expense                           (34,267)        --        (1,869)     (36,136)
                                           ---------    ---------   ---------    ---------
Net income                                 $  59,011    $   5,092   $  (1,869)   $  62,234
                                           =========    =========   =========    =========

Net income attributable to common
   shareholders                            $  58,429    $   5,092   $  (1,869)   $  61,652
                                           =========    =========   =========    =========
Net income per common share - basic        $    1.55         --           --     $    1.57
                                           =========    =========   =========    =========
Net income per common share - diluted      $    1.55         --           --     $    1.56
                                           =========    =========   =========    =========
Weighted average number of shares
   outstanding - basic                        37,580         --         1,783       39,363
                                           =========    =========   =========    =========
Weighted average number of shares
   outstanding - diluted                      37,656         --         1,783       39,439
                                           =========    =========   =========    =========


SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS FOR EXPLANATION OF PRO FORMA ADJUSTMENTS.

           CompuCredit Corporation Acquisition of Citadel Group, Inc.

            Unaudited Pro Forma Consolidated Statement of Operations

                          Year ended December 31, 1998


                                                                                COMPUCREDIT
                                            COMPUCREDIT CITADEL     PRO FORMA   CORPORATION
                                            CORPORATION GROUP, INC. ADJUSTMENTS PRO FORMA
                                         ---------------------------------------------------
                                              (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
Interest income                            $    256    $     30    $   --     $    286
Interest expense                               (536)        (59)       --         (595)
                                           --------    --------    --------   --------
Net interest expense                           (280)        (29)       --         (309)

Other operating income:

   Securitization income, net                13,596        --          --       13,596
   Income from retained interests in
     credit card receivables securitized     25,483        --          --       25,483
   Servicing income                          12,541        --          --       12,541
   Other credit card fees                     4,193        --          --        4,193
   Interchange fees                           1,865        --          --        1,865
   Ancillary products                           638       1,057        --        1,695
                                           --------    --------    --------   --------
Total other operating income                 58,316       1,057        --       59,373

Other operating expense:
   Salaries and benefits                      1,172        --          --        1,172
   Credit card servicing                      4,948        --          --        4,948
   Marketing and solicitation                 6,865        --          --        6,865
   Professional fees                            713        --          --          713
   Data processing                            1,437        --          --        1,437
   Net occupancy                                195        --          --          195
   Ancillary product expense                    443       2,841        --        3,284
   Other                                      1,354        --          --        1,354
                                           --------    --------    --------   --------
Total other operating expense                17,127       2,841        --       19,968

Income (loss) before income taxes            40,909      (1,813)       --       39,096
Income tax (expense) benefit                (15,479)       --           685    (14,794)
                                           --------    --------    --------   --------
Net income (loss)                          $ 25,430    $ (1,813)   $    685   $ 24,302
                                           ========    ========    ========   ========
Net income (loss) attributable to
   common shareholders                     $ 23,630    $ (1,813)   $    685   $ 22,502
                                           ========    ========    ========   ========
Net income per common share - basic and
   diluted (1)                             $   0.74        --           --    $   0.67
                                           ========    ========    ========   ========
Weighted average number of shares
   outstanding - basic and diluted (1)       31,721        --         1,783     33,504
                                           ========    ========    ========   ========


(1) After giving retroactive effect to the 15.2-for-1 stock split effective April 28, 1999.

SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS FOR EXPLANATION OF PRO FORMA ADJUSTMENTS.

           CompuCredit Corporation Acquisition of Citadel Group, Inc.

            Unaudited Pro Forma Consolidated Statement of Operations

                          Year ended December 31, 1997


                                                                                  COMPUCREDIT
                                            COMPUCREDIT  CITADEL     PRO FORMA    CORPORATION
                                            CORPORATION  GROUP, INC. ADJUSTMENTS  PRO FORMA
                                         ----------------------------------------------------------
                                              (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

Interest income                           $  2,658       $--        $--          $  2,658
Interest expense                              (361)       --         --              (361)
                                          --------       ---        ---          --------
Net interest expense                         2,297        --         --             2,297

Provision for loan losses                    1,422        --         --             1,422
                                          --------       ---        ---          --------
Net interest income after provision for
   loan losses                                 875                   --              --
                                                                                      875

Other operating income:

   Securitization income, net                  628        --         --               628
   Other credit card fees                      911        --         --               911
   Interchange fees                            279        --         --               279
   Ancillary products                           37        --         --                37
   Other                                       156        --         --               156
                                          --------       ---        ---          --------
Total other operating income                 2,011        --         --             2,011

Other operating expense:
   Salaries and benefits                       429        --         --               429
   Credit card servicing                     1,008        --         --             1,008
   Marketing and solicitation                1,081        --         --             1,081
   Professional fees                           252        --         --               252
   Data processing                             156        --         --               156
   Net occupancy                                35        --         --                35
   Other                                       650        --         --               650
                                          --------       ---        ---          --------
Total other operating expense                3,611        --         --             3,611

Loss before income taxes                      (725)       --         --              (725)
Income tax expense                            --          --         --              --
                                          --------       ---        ---          --------
Net loss                                  $   (725)      $--        $--          $   (725)
                                          ========       ===        ===          ========
Net loss attributable to common
   shareholders                           $ (1,341)      $--        $--          $ (1,341)
                                          ========       ===        ===          ========
Net loss per common share - basic and
   diluted (1)                            $  (0.04)       --         --          $  (0.04)
                                          ========       ===        ===          ========
Weighted average number of shares
   outstanding - basic and diluted (1)      31,342        --         --            31,342
                                          ========       ===        ===          ========



(1) After giving retroactive effect to the 15.2-for-1 stock split effective April 28, 1999.

SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS FOR EXPLANATION OF PRO FORMA ADJUSTMENTS.

           CompuCredit Corporation Acquisition of Citadel Group, Inc.

                   Notes to Unaudited Pro Forma Financial Data

1. ACQUISITION OF CITADEL GROUP, INC.

On April 13, 2000, CompuCredit Corporation ("CompuCredit") acquired Citadel Group, Inc. ("Citadel") of Daytona, Florida. Under the terms of an Agreement and Plan of Merger and Reorganization, CompuCredit acquired all of the issued and outstanding stock of Citadel Group, Inc. with 1,783,333 shares of CompuCredit common stock valued at $64.6 million, based on the April 13, 2000 closing price of CompuCredit stock at $36.25 per share. Citadel markets fee-based products and services to CompuCredit's Aspire Visa cardholders. The transaction was accounted for as a pooling of interests.

2. PRO FORMA ADJUSTMENTS

The following pro forma adjustments have been reflected in the pro forma consolidated financial statements:

A receivable and payable existing at December 31, 1999 between CompuCredit and Citadel has been eliminated on the pro forma consolidated balance sheet.

The par value of Citadel's issued and outstanding common stock has been reclassified to additional paid-in capital on the pro forma consolidated balance sheet. Such pro forma adjustment is made to give effect to all of the issued and outstanding common stock of Citadel being acquired in exchange for CompuCredit common stock.

The pro forma statements of operations include a pro forma adjustment to record a tax expense or tax benefit calculated using CompuCredit's effective tax rate being applied to Citadel's net income or net loss.